Exhibit 10.3
AMENDMENT TO THE
XBOX 360 PUBLISHER LICENSE AGREEMENT
(Russian Incentive Program; Hits Program Revisions)
     This Amendment to the Xbox 360 Publisher License Agreement (this “Amendment”) is entered into and effective as of the later of the signature dates below (the “Amendment Effective Date”) by and between Microsoft Licensing, GP, a Nevada general partnership (“Microsoft”), and Majesco Entertainment Company (“Publisher”), and supplements that certain Xbox 360 Publisher License Agreement between the parties dated as of September 12, 2005, as amended (the “Xbox 360 PLA”). Microsoft Corporation, a Washington corporation, is a party to this Amendment only with respect to its acknowledgement of Section 6.2 and Exhibit 1, Section 6 of the Xbox 360 PLA.
RECITALS
A.	Microsoft and Publisher entered into the Xbox 360 PLA to establish the terms under which Publisher may publish video games for Microsoft’s Xbox 360 video game system.

B.	The parties now wish to amend certain terms of the Xbox 360 PLA as set forth below.
     Accordingly, for and in consideration of the mutual covenants and conditions contained herein, and for other good and valuable consideration, receipt of which each party hereby acknowledges, Microsoft and Publisher agree as follows:
1. Definitions.
Except as expressly provided otherwise in this Amendment, capitalized terms shall have the same meanings as those ascribed to them in the Xbox 360 PLA.
2. Exhibits.
Exhibits 1, 6 and 8 of the Xbox 360 PLA are hereby amended and restated in their entirety as attached hereto.
3. Loaned Equipment.
Microsoft may from time-to-time agree to loan Publisher certain Microsoft assets in connection with Publisher’s marketing and promotional activities for the Software Titles. Such loaned assets may include without limitation Xbox 360 kiosks, Xbox 360 consoles and accessories (the “Loaned Equipment”). With respect to all Loaned Equipment provided to Publisher hereunder, Publisher agrees that: (i) Publisher shall not provide the Loaned Equipment to any third party unless such third party is approved by Microsoft in advance (“Approved Third Party”) and, if so approved, Publisher shall be responsible for ensuring that the Approved Third Party complies with the terms of this Section 3; (ii) Publisher shall assume all responsibility for theft, damage, loss or injuries to people or property that occur while such Loaned Equipment is in Publisher’s and/or an Approved Third Party’s possession, control or use; (iii) the Loaned Equipment shall only be used in a location approved by Microsoft; (iv) Publisher’s insurance policy set forth in Section 16.4 of the Xbox 360 PLA shall cover all theft, damage, loss or injuries to people or property in connection with Publisher’s or an Approved Third Party’s use or possession of the Loaned Equipment; (v) Publisher (and any Approved Third Party) shall only use power supplies, power cords, cables, and other parts and accessories provided by Microsoft in connection with the Loaned Equipment; and (vi) Publisher shall, at its expense, return the Loaned Equipment to Microsoft by the date requested by Microsoft and in accordance with any shipping instructions provided by Microsoft.
4. Content Rating. Section 4.4 of the Xbox 360 PLA is hereby amended and restated in its entirety:
“For those Sales Territories that utilize a content rating system, Microsoft will not accept submission of a Software Title (including any Online Content) for Certification approval unless and until Publisher has obtained, at Publisher’s sole cost, a rating not higher than “Mature (17+)” or its equivalent from the appropriate rating bodies and/or any and all other independent content rating authority/authorities for the applicable Sales Territory(ies) reasonably designated by Microsoft (such as ESRB, ELSPA, CERO, etc.). Publisher shall include the applicable rating(s) prominently on FPUs and Marketing Materials, in accordance with the applicable rating body guidelines, and shall include the applicable rating in a header file of the Software Title and in Online Content, as described in the Xbox 360 Publisher Guide. For those Sales Territories that
Microsoft Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

1

do not utilize a content rating system, Microsoft will not approve any Software Title or Online Content that, in its opinion, contains excessive sexual content or violence, inappropriate language or other elements deemed unsuitable for the Xbox 360 platform. If, after Commercial Release, a Software Title is determined as suitable for adults only or otherwise as indecent, obscene or otherwise prohibited by law, the Publisher shall at its own costs recall all FPUs. Unless Publisher has obtained a separate rating for Online Content and communicated such separate rating to Microsoft in the header file of the Online Content and/or as otherwise described in the Xbox 360 Publisher Guide, Publisher warrants and represents that all Online Content not included in the initial Software Title FPU will not be inconsistent with the content rating (or, in those countries that do not utilize a content rating system, with the overall nature of the content) of the underlying Software Title. Content rating information and requirements may be further described in the Xbox 360 Publisher Guide.”
5. Publisher Bankruptcy.
5.1 Microsoft and Publisher agree that the rights conferred by Publisher upon Microsoft under the Xbox 360 PLA, including, without limitation, those described in Paragraph 6.2 of the Xbox 360 PLA, constitute a license running from Publisher to Microsoft of a right to intellectual property for purposes of Section 365(n) of the United States Bankruptcy Code (11 U.S.C. 101, et seq.), and that Microsoft shall have, in a bankruptcy proceeding in which the Publisher is a debtor, the rights of a “licensee” as set forth in that provision.
5.2 Microsoft and Publisher acknowledge and agree that, in a bankruptcy proceeding of Publisher, and notwithstanding any other provision contained in the Xbox 360 PLA or in this Amendment, Publisher shall not have the power, absent Microsoft’s consent, to assume or assign to a third-party any license running from Microsoft to Publisher of any property, interest or right created in the Xbox 360 PLA or in this Amendment. Microsoft and Publisher hereby express their mutual intention that all such rights be purely personal to Publisher, such that governing non-bankruptcy law shall preclude Publisher’s assignment (and, if applicable, assumption) of those rights without Microsoft’s consent.
6. Sub-Publishing. Section 10.7.1 of the Xbox 360 PLA is hereby amended and restated in its entirety:
“Publisher completes and provides Microsoft with the Sub-Publishing Notification Form (located in the Publisher Guide) at least [***] to authorizing a Sub-Publisher to manufacture any Software Title(s), of the Sub-Publishing relationship, along with (i) a summary of the scope and nature of the Sub-Publishing relationship including, without limitation, as between Publisher and Sub-Publisher, (ii) which party will be responsible for Certification of the Software Title(s) and/or any Online Content, (iii) a list of the Software Title(s) for which Sub-Publisher has acquired publishing rights, (iv) the geographic territory(ies) for which such rights were granted, and (v) the term of Publisher’s agreement with Sub-Publisher; and”
7. Except and to the extent expressly modified by this Amendment, the Xbox 360 PLA shall remain in full force and effect and is hereby ratified and confirmed. In the event of any conflict between this Amendment and the Xbox 360 PLA the terms of this Amendment shall control.
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Amendment Effective Date.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

MICROSOFT LICENSING, GP	MAJESCO ENTERTAINMENT COMPANY

/s/ Astrid B. Ford	/s/ Joseph Sutton

By (sign)	By (sign)

Astrid B. Ford	Joseph Sutton

Name (Print)	Name (Print)

Sr. XBOX Program Manager	Executive Vice President

Title	Title

02/24/10	02/19/10

Date (Print mm/dd/yy)	Date (Print mm/dd/yy)

MICROSOFT CORPORATION

/s/ Astrid B. Ford
By (sign)

Astrid B. Ford
Name (Print)

Sr. XBOX Program Manager
Title

02/24/10
Date (Print mm/dd/yy)
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

EXHIBIT 1
PAYMENTS
1. Platform Royalty
     a. For each FPU manufactured during the term of this Agreement, Publisher shall pay Microsoft nonrefundable royalties in accordance with the royalty tables set forth below (Tables 1 and 2) and the “Unit Discount” table set forth in Section 1.d of this Exhibit 1 (Table 3).
     b. To determine the applicable royalty rate for a particular Software Title that will be sold in a particular Sales Territory, the applicable Threshold Price from Table 1 below for the category of Software Title (Standard Software Title, Hits Software Title and Expansion Pack) will determine the correct royalty “Tier” (except with respect to the first Commercial Release of Hits Software Titles as described further in (ii) below). The royalty rate is then as set forth in Table 2 based on such Tier and the Sales Territory in which the FPUs will be sold. For example, assume the Wholesale Price of a Standard Software Title to be sold in the European Sales Territory [***]. According to Table 1, Tier B royalty rates will apply to that Software Title and the royalty rate for each FPU as set forth in Table 2[***].
     [***]
     c. Setting the Royalty.
(i) Standard Software Titles and Expansion Packs. Publisher shall submit to Microsoft, at least[***] before placing the first manufacturing order for a Standard Software Title or an Expansion Pack, a completed and signed “Xbox 360 Royalty Tier Selection Form” in the form attached to this Agreement as Exhibit 2 for each Sales Territory. The selection indicated in the Xbox 360 Royalty Tier Selection Form will only be effective once it has been approved by Microsoft. If a Standard Software Title or Expansion Pack does not have an approved Xbox 360 Royalty Tier Selection Form as required hereunder (e.g. as a result of the Publisher not providing a Xbox 360 Royalty Tier Selection Form or because Microsoft has not approved the Xbox 360 Royalty Tier Selection Form), the royalty rate for such Standard Software Title will default to Tier A or for such Expansion Pack will default to Packs Tier 1, regardless of the actual Threshold Price (i.e., if Microsoft does not approve an Xbox 360 Royalty Tier Selection Form because it is filled out incorrectly, the royalty rate will default to Tier A). Except as set forth in Section 2 (Hits Programs), the selection of a royalty tier for a Standard Software Title or Expansion Pack in a Sales Territory is binding for the life of that Software Title or Expansion Pack even if the Threshold Price is reduced following the Software Title’s Commercial Release.
(ii) Hits Software Title. Publisher shall submit to Microsoft, at least [***] prior to the targeted Commercial Release of the Hits Software Title a completed and signed Hits Programs Election Form in the form attached hereto as Exhibit 6 for each Sales Territory. The Hits Programs Election Form will only be effective once it has been approved by Microsoft. If a Hits Software Title does not have an approved Hits Programs Election Form as required hereunder (e.g. as a result of the Publisher not providing a Hits Programs Election Form or because Microsoft has not approved the Hits Programs Election Form), the royalty rate for such Hits Software Title will default to Tier A (i.e., if Microsoft does not approve a Hits Programs Election Form because it is filled out incorrectly, the royalty rate will default to Tier A). Unless the Software Title is a Family Hits Title, the first time a Software Title is Commercially Released as a Hits Software Title, the Hits Tier 1 royalty rate will apply. However, if the Software Title is a Family Hits Title and meets the WSP requirements set forth in Table 1 above, Publisher may select the Hits Tier 2 royalty rate.
     Beginning six (6) months after the Commercial Release of a Hits Software Title at the Hits Tier 1 royalty rate, Publisher may elect to change the previously elected royalty rate for such Hits Software Title to Hits Tier 2 in a specific Sales Territory provided that the Hits Software Title has a WSP or SRP that meets the requirements for Hits Tier 2 royalty rate in Table 1 above. Publisher must submit to Microsoft, at least [***] before placing the first manufacturing order for the applicable Hits Software Title, a completed Xbox 360 Royalty Tier Migration Form (a “Tier Migration Form”) set forth in Exhibit 8 for each Sales Territory. The change in royalty rate will only apply to
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

manufacturing orders for such Hits Software Title placed after the relevant Tier Migration Form has been approved by Microsoft.
(iii) Cross Territory Sales. Except for FPUs manufactured pursuant to Section 5 below (Asia Simship Program), Publisher may not sell FPUs in a certain Sales Territory that were manufactured for a different Sales Territory. For example, if Publisher were to manufacture and pay royalties on FPUs designated for sale in the Asian Sales Territory, Publisher could not sell those FPUs in the European Sales Territory.
     d. Russian Manufacturing Incentive Program. [***], for Software Titles releasing in Russia, these Software Titles may qualify for Tier C, even if the Software Title qualifies for a different Tier in the rest of the European Sales Territory, if the following requirements are met:
(i) [***]applies only to FPUs that are sold in Russia, Poland, Hungary, and Czech Republic.
(ii) The Xbox360 version of the Software Title must commercially release no later than all other platform versions including PC.
(iii) To qualify, the Software Title must be fully localized, including voice, text, and packaging; and must not contain any other language except Russian, Polish, Hungarian, and Czech. The Xbox 360 version of the Software Title must have at least localization parity with other platform versions.
     e. Unit Discounts. Publisher is eligible for a discount to FPUs manufactured for a particular Sales Territory (a “Unit Discount”) based on the number of FPUs that have been manufactured for sale in that Sales Territory as described in Table 3 below. Except as provided in Section 5 below, units manufactured for sale in a Sales Territory are aggregated only towards a discount on FPUs manufactured for that Sales Territory; there is no worldwide or cross-territorial aggregation of units for a particular Software Title. The discount will be rounded up to the nearest Cent, Yen or hundredth of a Euro.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

     [***]
* [***] the Amendment Effective Date of the Amendment to the Xbox 360 Publisher License Agreement (2008 Renewal; Tier C; Hits Program Revisions; Expansion Packs; New Xbox 360 Live and PDLC Incentive Program; XLSP; Japan Volume Rebate Revision; Token Promotions; Joint Promotions)(“PLA Amendment No. 2”). All Software Titles initially manufactured prior to the PLA Amendment No. 2 Effective Date are subject to the Unit Discounts set forth in the Xbox 360 PLA prior to the PLA Amendment No. 2.
2. Hits Programs
     a. If a Software Title meets the criteria set forth below and the applicable participation criteria in a particular Sales Territory at the time of the targeted Commercial Release date of the Hits FPU and Microsoft receives the Hits Programs Election Form within the time period set forth in Section 2.a.iv below, Publisher is authorized to manufacture and distribute Hits FPUs in such Sales Territory and at the royalty rate in Table 2 of Section 1 above applicable to Hits FPUs. In order for a Software Title to qualify as a Hits FPU in a Sales Territory, the following conditions, as applicable per Hits Program, must be satisfied:
     i. the Software Title must have been commercially available as a Standard FPU in the applicable Sales Territory for at least [***] at the time of Commercial Release of the Hits FPU. For the European Sales Territory, a Software Title releasing as Family Hit [***] may be available as a Standard FPU in the European Sales Territory for longer than [***] at the time of Commercial Release of the Hits FPU.
     ii. The Threshold Price for the Hits FPU must not exceed a maximum Threshold Price for the relevant Sales Territory ([***] for the North American Sales Territory, [***] in the European Sales Territory, [***] in the Japan Sales Territory, or the equivalent of [***] for the Asian Sales Territory).
     iii. Publisher must provide notice to Microsoft, at least [***] prior to the targeted Commercial Release, of its intent to have a certain Software Title participate in the Hits Program by providing Microsoft with a completed Hits Program Election Form.
     b. As of the date Publisher wishes to Commercially Release the Software Title as a Hits FPU, Publisher must have manufactured the following minimum FPUs of the Software Title as a Standard Software Title for the applicable time period, Sales Territory and Hits Program.
     [***]
     c. All Marketing Materials for a Hits Software Title must comply with all Microsoft branding requirements as may be required in each Sales Territory, and Publisher shall submit all such Marketing Materials to Microsoft for its approval in accordance with the Xbox 360 PLA. Notwithstanding the foregoing, all Hit FPUs must comply with the basic branding and other requirements for Marketing Materials set forth in the Xbox 360 Publisher Guide.
     d. The Hit FPU version must be the same or substantially equivalent to the Standard FPU version of the Software Title. Publisher may modify or add additional content or features to the Hit FPU version of the Software Title (e.g., demos or game play changes) subject to Microsoft’s review and approval, and Publisher acknowledges that any such modifications or additions may require the Software Title to be re-Certified at Publisher’s expense.
     e. Publisher acknowledges that Microsoft may change any of the qualifications for participation in a Hit Program upon [***] notice to Publisher.
3. Payment Process
     Publisher will pre-pay all royalties owed to Microsoft for all FPUs manufactured by its Authorized Replicator, in United States dollars for all FPUs manufactured for sale in the North American Sales Territory, in Euros for all FPUs
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

manufactured for sale in the European Sales Territory and in Yen for all FPUs manufactured for sale in the Japan and Asian Sales Territories. Publisher shall not authorize its Authorized Replicators to begin production until such time as Microsoft has verified that the funds were received in its bank account. Depending upon Publisher’s credit worthiness, Microsoft may, but is not obligated to, offer Publisher credit terms for the payment of royalties due under this Agreement within thirty (30) days from invoice creation. All payments will be made by wire transfer only, in accordance with the payment instructions set forth in the Xbox 360 Publisher Guide.
4. Billing Address
     a. Publisher may have only two “bill to” addresses for the payment of royalties under this Agreement, one for FPUs manufactured by Authorized Replicators located in the North American Sales Territory and one for FPUs manufactured by Authorized Replicators located in the Japan Sales Territory and Asian Sales Territory. If Publisher desires to have a “bill-to” address in a European country, Publisher (or a Publisher Affiliate) must execute an Xbox 360 Publisher Enrollment Form with MIOL within ten (10) business days prior to establishing a billing address in a European country in the form attached to this Agreement as Exhibit 3.
Publisher’s billing address(es) is as follows:

North American Sales Territory:	Japan and Asian Sales Territory (if different than the North American billing address):

Name:	Name:
Address:	Address:

Attention:	Attention:
Email address:	Email address:
Fax:	Fax:
Phone:	Phone:

5. Asia Simship Program
The purpose of this program is to encourage Publisher to release Japanese, North American or European FPUs, that have been multi-region signed to run on NTSC-J boxes (hereinafter collectively referred to as “Simship Titles”), in Hong Kong, Singapore, Korea and Taiwan (referred to as “Simship Territory”) at the same time as Publisher releases the Software Title in the Japan, European and/or North American Sales Territories. In order for a Software Title to qualify as a Simship Title, Publisher must Commercially Release the Software Title in the Simship Territory on the same date as the Commercial Release date of such Software Title in the Japan, European and/or North American Sales Territories, wherever the Software Title was first Commercially Released (referred to as “Original Territory”). To the extent that a Software Title qualifies as a Simship Title, the applicable royalty tier (under Section 1.b of this Exhibit 1 above) and Unit Discount (under Section 1.d of this Exhibit 1 above) is determined as if all FPUs of such Software Title manufactured for distribution in both the Original Territory and the Simship Territory were manufactured for distribution in the Original Territory. For example, if a Publisher initially manufactures [***] FPUs of a Software Title for the Japan Sales Territory and simships [***] of those units to the Simship Territory, the royalty rate for all of the FPUs is determined by the applicable tier based on the Suggested Retail Price set forth in the Japan Sales Territory. In this example, Publisher would also receive [***] above applicable to the Japan Sales Territory. Publisher must provide Microsoft with written notice of its intention to participate in the Asian Simship Program with respect to a particular Software Title at least [***] prior to manufacturing any FPUs it intends to qualify for the program. In its notice, Publisher shall provide all relevant information, including total number of FPUs to be manufactured, number of FPUs to be simshipped into the Simship Territory, date of simship, etc. Publisher remains responsible for complying with all relevant import, distribution and packaging requirements as well as any other applicable requirements set forth in the Xbox 360 Publisher Guide.
6. Online Content. This section applies to Microsoft Corporation and Publisher.
     a. For the purpose of this Section 6, the following capitalized terms have the following meanings:
     [***]
     [***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

     b. Publisher may, from time to time, submit Online Content to Microsoft for Microsoft to distribute via Xbox Live. [***]
     c.      [***]
     d.      [***]
     e.      [***]
     f.      [***]
     g. Within [***] after the end of [***] with respect to which Microsoft owes Publisher any Royalty Fees, Microsoft shall furnish Publisher with a statement, together with payment for any amount shown thereby to be due to Publisher. The statement will contain information sufficient to discern how the Royalty Fees were computed.
7. Xbox Live Billing and Collection
Microsoft is responsible for billing and collecting all fees associated with Xbox Live, including fees for subscriptions and/or any Online Content for which an Xbox Live User may be charged. [***].
8. Third Party Royalties and Other Payments
Publisher acknowledges and understands that under Section 15 of the Xbox 360 PLA, Publisher warrants and represents that Publisher has obtained and will maintain all third-party rights, consents and licenses necessary for the permitted exploitation of Software Title Content and Online Content under this Agreement, including without limitation payment of: (i) all so-called “record” royalties payable to artists, producers, engineers, mixers, A&R executives and other royalty participants arising from or related to the sales of Software Titles; (ii) all mechanical royalties payable to publishers of copyrighted musical compositions embodied in Software Title Content and Online Content; (iii) all synchronization royalties payable to publishers of copyrighted musical compositions embodied in Software Title Content and Online Content; (iv) all payments that may be required under collective bargaining agreements applicable to Publisher or its affiliates; and (v) any and all other royalties, fees or other amounts required to be paid.
9. Taxes
     a. The amounts to be paid by either party to the other do not include any foreign, U.S. federal, state, local, municipal or other governmental taxes, duties, levies, fees, excises or tariffs, arising as a result of or in connection with the transactions contemplated under this Agreement including, without limitation, (i) any state or local sales or use taxes or any value added tax or business transfer tax now or hereafter imposed on the provision of any services to the other party under this Agreement, (ii) taxes imposed or based on or with respect to or measured by any net or gross income or receipts of either party, (iii) any franchise taxes, taxes on doing business, gross receipts taxes or capital stock taxes (including any minimum taxes and taxes measured by any item of tax preference), (iv) any taxes imposed or assessed after the date upon which this Agreement is terminated, (v) taxes based upon or imposed with reference to either parties’ real and/or personal property ownership and (vi) any taxes similar to or in the nature of those taxes described in (i), (ii), (iii), (iv) or (v) above, now or hereafter imposed on either party (or any third parties with which either party is permitted to enter into agreements relating to its undertakings hereunder) (all such amounts, together with any penalties, interest or any additions thereto, collectively “Taxes”). Neither party is liable for any of the other party’s Taxes incurred in connection with or related to the sale of goods and services under this Agreement, and all such Taxes are the financial responsibility of the party obligated to pay such taxes as determined by the applicable law, provided that both parties shall pay to the other the appropriate Collected Taxes in accordance with subsection b below. Each party agrees to indemnify, defend and hold the other party harmless from any Taxes (other than Collected Taxes, defined below) or claims, causes of action, costs (including, without limitation, reasonable attorneys’ fees) and any other liabilities of any nature whatsoever related to such Taxes to the extent such Taxes relate to amounts paid under this Amendment.
     b. Any sales or use taxes described in a. above that (i) are owed by either party solely as a result of entering into this Agreement and the payment of the fees hereunder, (ii) are required to be collected from that party under applicable law, and (iii) are based solely upon the amounts payable under this Agreement (such taxes the “Collected Taxes”), will be stated separately as applicable on payee’s invoices and will be remitted by the other party to the payee, upon request payee shall remit to the other party official tax receipts indicating that such Collected Taxes have been collected and paid by the
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

payee. Either party may provide the other party an exemption certificate acceptable to the relevant taxing authority (including without limitation a resale certificate) in which case payee shall not collect the taxes covered by such certificate. Each party agrees to take such commercially reasonable steps as are requested by the other party to minimize such Collected Taxes in accordance with all relevant laws and to cooperate with and assist the other party, in challenging the validity of any Collected Taxes or taxes otherwise paid by the payor party. Each party shall indemnify and hold the other party harmless from any Collected Taxes, penalties, interest, or additions to tax arising from amounts paid by one party to the other under this Agreement, that are asserted or assessed against one party to the extent such amounts relate to amounts that are paid to or collected by one party from the other under this section. If any taxing authority refunds any tax to a party that the other party originally paid, or a party otherwise becomes aware that any tax was incorrectly and/or erroneously collected from the other party, then that party shall promptly remit to the other party an amount equal to such refund, or incorrect collection as the case may be plus any interest thereon.
     c. If taxes are required to be withheld on any amounts otherwise to be paid by one party to the other, the paying party shall deduct such taxes from the amount otherwise owed and pay them to the appropriate taxing authority. At a party’s written request and expense, the parties shall use reasonable efforts to cooperate with and assist each other in obtaining tax certificates or other appropriate documentation evidencing such payment, provided, however, that the responsibility for such documentation shall remain with the payee party. If Publisher is required by any non-U.S.A. government to withhold income taxes on payments to Microsoft, then Publisher may deduct such taxes from the amount owed Microsoft and shall pay them to the appropriate tax authority, provided that within sixty (60) days of such payment, Publisher delivers to Microsoft an official receipt for any such taxes withheld or other documents necessary to enable Microsoft to claim a U.S.A. foreign tax credit.
     b. This Section 7 shall govern the treatment of all taxes arising as a result of or in connection with this Agreement notwithstanding any other section of this Agreement.
10. Audit
During the term of this Agreement and for [***] thereafter each party shall keep all usual and proper records related to its performance under this Agreement, including but not limited to audited financial statements and support for all transactions related to the ordering, production, inventory, distribution and billing/invoicing information. Such records, books of account, and entries will be kept in accordance with generally accepted accounting principles. Either party (the “Auditing Party”) may audit and/or inspect the other party’s (the “Audited Party”) records no more than [***] in any [***] period in order to verify compliance with the terms of this Agreement. The Auditing Party may, upon reasonable advance notice, audit the Audited Party’s records and consult with the Audited Party’s accountants for the purpose of verifying the Audited Party’s compliance with the terms of this Agreement and for a period of [***].Any such audit will be conducted during regular business hours at the Audited Party’s offices. Any such audit will be paid for by Auditing Party unless Material discrepancies are disclosed. As used in this section, “Material” means the[***]. If Material discrepancies are disclosed, the Audited Party agrees to pay the Auditing Party for the [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

EXHIBIT 2
XBOX 360 ROYALTY TIER SELECTION FORM
PLEASE COMPLETE THE BELOW INFORMATION, SIGN THE FORM, AND FAX IT TO MICROSOFT AT +1 (425) 708-2300 TO THE ATTENTION OF MICROSOFT LICENSING, GP (MSLI) AND YOUR ACCOUNT MANAGER.
NOTES:
1.	THIS FORM MUST BE SUBMITTED AT LEAST [***] IF THIS FORM IS NOT SUBMITTED ON TIME OR IS REJECTED BY MICROSOFT, THE ROYALTY RATE WILL DEFAULT TO [***] FOR THE APPLICABLE SALES TERRITORY.

2.	A SEPARATE FORM MUST BE SUBMITTED FOR EACH SALES TERRITORY.

1.	Publisher Name: _____________________________

2.	Xbox 360 Software Title Name: _____________________________

3.	XeMID Number:

4.	Sales Territory (check one):
      ☐      North American Sales Territory
      ☐      Japan Sales Territory
      ☐      European Sales Territory
      ☐      Russian Incentive Manufacturing Program (See exhibit 1 of the PLA for qualification criteria)
      ☐      Asian Sales Territory
5.	Final Certification Date: ___________________

6.	Select Royalty Tier: (check one): [***]
The undersigned represents that he/she has authority to submit this form on behalf of the above Publisher, and that the information contained herein is true and accurate.

By (sign)

Name, Title (Print)

E-Mail Address (for confirmation of receipt)

Date (Print mm/dd/yy)
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

EXHIBIT 6
XBOX 360 HITS PROGRAMS ELECTION FORM
PLEASE COMPLETE THE BELOW INFORMATION, SIGN THE FORM, AND FAX IT TO MICROSOFT AT +1 (425) 708-2300 TO THE ATTENTION OF MICROSOFT LICENSING, GP (MSLI) AND YOUR ACCOUNT MANAGER.
NOTES:
•	THIS FORM MUST BE SUBMITTED BY A PUBLISHER AT LEAST [***] PRIOR TO THE TARGET COMMERCIAL RELEASE DATE FOR A SOFTWARE TITLE IN A HITS PROGRAM IN ANY SALES TERRITORY.

•	A SEPARATE FORM MUST BE SUBMITTED FOR EACH SALES TERRITORY IN WHICH THE PUBLISHER WISHES TO PUBLISH A SOFTWARE TITLE AS PART OF A HITS PROGRAM AND FOR EACH HITS PROGRAM.

1)	Publisher Name: _____________________________

2)	Xbox 360 Software Title Name: _____________________________

3)	XMID Number: ____________________________

4)	Hits Program (circle one)
          [***]
5)	Royalty Tier if Family Hits (select one):
          [***]
6)	Sales Territory for which Publisher wants to publish the Software Title as a Hit FPU (check one):

☐	North American Sales Territory	☐	Japan Sales Territory
☐	European Sales Territory	☐	Asian Sales Territory
7)	Date of Commercial Release of Software Title in applicable Sales Territory: __________________

8)	Number of Standard FPUs manufactured to date for the Software Title in the applicable Sales Territory: __________

9)	Projected Commercial Release date of Software Title in the applicable Sales Territory as part of Hits Program: _______________
The undersigned represents that he/she has authority to submit this form on behalf of the above publisher, and that the information contained herein is true and accurate.

By (sign)

Name, Title (Print)

E-Mail Address (for confirmation of receipt)

Date (Print mm/dd/yy)

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

EXHIBIT 8
XBOX 360 HITS ROYALTY TIER MIGRATION FORM
PLEASE COMPLETE THE BELOW INFORMATION, SIGN THE FORM, AND FAX IT TO MICROSOFT AT +1 (425) 708-2300 TO THE ATTENTION OF MICROSOFT LICENSING, GP (MSLI) AND YOUR ACCOUNT MANAGER.
NOTES:
•	THIS FORM MUST BE SUBMITTED[***].

•	A HITS SOFTWARE TITLE MAY NOT CHANGE ROYALTIES TIERS UNTIL AFTER IT HAS BEEN IN THE HITS PROGRAM FOR AT LEAST [***].

•	A SEPARATE FORM MUST BE SUBMITTED FOR EACH SALES TERRITORY IN WHICH PUBLISHER DESIRES TO CHANGE THE APPLICABLE BASE ROYALTY.

1.	Publisher Name: _____________________________

2.	Xbox 360 Software Title Name: _____________________________

3.	XMID Number: _____________________

4.	Sales Territory (check one):
     ☐       North American Sales Territory
     ☐       European Sales Territory
     ☐       Japan Sales Territory
     ☐       Asian Sales Territory
5.	Date of First Commercial Release: _____________________

6.	Current royalty tier: [***]

7.	Select New Royalty Tier: [***]
The undersigned represents that he/she has authority to submit this form on behalf of the above publisher, and that the information contained herein is true and accurate.

By (sign)

Name, Title (Print)

E-Mail Address (for confirmation of receipt)

Date (Print mm/dd/yy)

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.